UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2016

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.
On February 8, 2016, Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended December 31, 2015. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cognizant Technology Solutions Corporation, dated February 8, 2016.

*
The information in Item 2.02 and Exhibit 99.1 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer

Date: February 8, 2016

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Cognizant Technology Solutions Corporation, dated February 8, 2016.